Exhibit 10.3

SECURITYAGREEMENT
(the "Agreement")

Secured Party: TMG HOLDINGS COLORADO, LLC 7598 N. Mesa, Suite 205 El Paso, El Paso County, TX 79912 (hereinafter referred to as "Secured Party")	Debtor: VERECLOUD, INC. 6560 S. Greenwood Plaza Blvd., Suite 400 Englewood, Arapahoe County, CO 80111 (hereinafter referred to as "Debtor")

1.  For value received, Debtor hereby grants to Secured Party a security interest in the following collateral ("Collateral"), as the term is hereafter defined:

All the tangible and intangible assets of Verecloud, Inc., a Nevada corporation, now or hereafter acquired, including but not limited to the: (i) inventory; (ii) fixtures; (iii) equipment; (iv) accounts receivable; (v) intellectual property (including, without limitation, (a) all patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice), (b) all trademarks, service marks, trade dress, trade names, and corporate names and all the goodwill and quality control standards associated therewith, (c) all registered and unregistered statutory and common law copyrights, (d) all registrations, applications and renewals for any of the foregoing, (e) all trade secrets, confidential information, ideas, formulae, compositions, know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, improvements, proposals, technical and computer data, financial, business and marketing plans, and customer and supplier lists and related information, (f) all other proprietary rights (including, without limitation, all computer software and documentation and all license agreements and sublicense agreements to and from third parties relating to any of the foregoing), (g) all copies and tangible embodiments of the foregoing in whatever form or medium, (h) all damages and payments for past, present and future infringements of the foregoing, (i) all royalties and income due with respect to the foregoing, and (j) the right to sue and recover for past, present and future infringements of the foregoing), (vi) goodwill; and (vii) value as a going concern.

The Collateral, as hereinafter defined, is to be used in business other than farming operations.

2.  The property described or referred to in Paragraph 1 above, now owned or hereafter acquired by Debtor, together with the invoices and profits received therefrom, accessions, attachments, additions to, substitutes and replacements for, improvements of such property and all property described above, whether now existing or hereafter made, including the proceeds of all such property described above, and the insurance payable by reason of loss or damage thereto, and all proceeds of any policy of insurance required thereon by Secured Party, including premium refunds, is collectively referred to hereinbefore and hereinafter as the "Collateral."

3.  The Collateral as described hereinabove is located at Debtor's business address 6560 S. Greenwood Plaza Blvd., Suite 400, Englewood, Arapahoe County, CO 80111.

4.  The security interest granted by this Agreement shall secure the payment and performance of Debtor's Obligations, as the term is hereinafter defined, to Secured Party. The term "Obligations," as used herein means: (i) all indebtedness of Debtor to Secured Party now or hereafter existing, including, without limitation, the indebtedness evidenced by that one certain Revolving Credit Note of even date herewith in the maximum principal amount of $1,564,000.00 (the "Note"), executed by Debtor, and payable to the order of Secured Party, together with any and all renewals and extensions of the same, or any part thereof; and (ii) all indebtedness and liabilities of Debtor to Secured Party at any time arising under the terms of the Loan Agreement of even date herewith by and between Secured Party and Debtor ("Loan Agreement") or under the terms hereof.

5.  Debtor hereby grants to Secured Party a continuing lien upon any and all moneys, securities and other property of Debtor and the proceeds thereof, now or hereafter held or received by or in transit to, Secured Party from or for Debtor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), certificates of deposit, and credits of Debtor with, and any and all claims of the Debtor against Secured Party, at any time existing. Upon the occurrence of a default, as the term is hereafter defined, Secured Party is hereby authorized at any time and from time to time, to setoff, appropriate and apply any or all items hereinabove referred to against the Obligations whether under this Agreement, or otherwise, and whether now existing or hereafter arising. Secured Party shall give notice thereof to Debtor promptly after taking any such action.

6.  Debtor represents and warrants that: (i) Debtor is the owner of the Collateral and it is in Debtor's possession at the location specified above; (ii) the Collateral is not being purchased or used for primarily personal, family or household use; (iii) the name of Debtor as it appears at the top of this Agreement is Debtor's name as it appears in its certificate of formation; (iv) Debtor's name as it appears at the top of this Agreement is not the assumed or business name of Debtor unless otherwise indicated; (v) Debtor and the officer, manager or member who may be executing this Agreement on behalf of Debtor, has authority to execute and deliver this Agreement; (vi) the statements above concerning the location of Debtor's place of business (or chief executive office), residence, mailing address and use and location of the Collateral are true and correct; (vii) except for any prior financing statement from Debtor in favor of Lender and as otherwise consented to in writing by Lender, no financing statement covering the Collateral or any part thereof has been made, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof; (viii) no dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral; and (ix) all statements in the documents pertaining to this transaction provided or to be provided by Debtor to Secured Party are true and correct.

7.  So long as any part of the Obligations remain unpaid or unperformed, Debtor covenants and agrees to: (i) use or otherwise hold the Collateral with reasonable care, skill and caution; (ii) keep the Collateral properly sheltered and not permit it to be damaged or injured; (iii) pay, before delinquent, all taxes and other assessments lawfully levied against the Collateral; (iv) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements and do all other acts or things as Secured Party may reasonably request in order to more fully evidence and perfect the security interest herein created; (v) punctually and properly perform all of Debtor's covenants, duties and liabilities under this Agreement and any other security agreement, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Obligations, or any part thereof; (vi) pay the Obligations in accordance with the terms of the Note or other documents evidencing the Obligations, or any part thereof; (vii) promptly furnish Secured Party with any information or documents which Secured Party may reasonably request concerning the Collateral; (viii) allow Secured Party to inspect the Collateral and all records of Debtor relating thereto or to the Obligations, and to make and take away copies of such records; (ix) promptly notify Secured Party of any change (other than a change requiring advance notice provided for herein) in any fact or circumstances warranted or represented by Debtor in this Agreement or in any other document furnished by Debtor to Secured Party in connection with the Collateral or the Obligations; (x) give prior written notice to Secured Party of any change in Debtor's place of business or chief executive office, such notice to be given not less than fifteen (15) days before such change is made and to specify the address, county and state to which Debtor is moving; (xi) promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral or any part thereof or the security interest granted herein, and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding; (xii) except as otherwise provided in any note or other instrument evidencing the Obligations, promptly, after being requested by Secured Party, pay to Secured Party all amounts actually incurred by Secured Party as court costs and/or attorney's fees incurred by Secured Party in enforcing this Agreement and the security interest granted herein and the reasonable costs actually expended for repossession, storing, preparing for sale, or selling any of the Collateral; and (xiii) promptly furnish Secured Party with financial statements of Debtor upon request of Secured Party in form and content satisfactory to Secured Party.

8.  So long as any part of the Obligations remain unpaid or unperformed, Debtor covenants and agrees that, without the prior written consent of Secured Party, Debtor will not: (i) lease, sell, assign, furnish under any contract of service, transfer or otherwise dispose of the Collateral, or any part thereof, other than in the ordinary course of business; (ii) create any other security interest in, or otherwise encumber the Collateral or any part thereof or permit the same to be or become subject to any lien, attachment, execution, sequestration or other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created and any prior security interests in favor of Lender; (iii) allow the Collateral or any part thereof to become an accession to other goods, other than in the ordinary course of business; (iv) allow the Collateral or any part thereof to be affixed or attached to any real estate; or (v) cause or permit the Collateral to be removed from the location specified above other than in the ordinary course of business. Debtor further covenants not to use the Collateral or permit the same to be used for any unlawful purpose or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon. Should any covenant, duty or agreement of Debtor fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to perform or attempt to perform such covenant, duty or agreement on behalf of Debtor, and any amount expended by Secured Party in such performance shall become a part of the Obligations, and, at the request of Secured Party, Debtor agrees to promptly pay such amount to Secured Party.

9.  In the event of Debtor's default with respect to payment of any of the Obligations, each person, firm or corporation obligated to make any payment to Debtor with respect to any part of the Collateral (hereafter referred to as the "Account Debtor") is hereby authorized and directed by Debtor to make payment directly to Secured Party upon notice from Secured Party giving the Account Debtor notice of this assignment and directing the Account Debtor to make payment directly to Secured Party. The receipt of Secured Party to any Account Debtor shall be a full and complete release, discharge and acquittance to such person, firm or corporation to the extent of any amount so paid to Secured Party. Secured Party is authorized and empowered on behalf of Debtor, to endorse the name of Debtor upon any check, draft or other instrument payable to Debtor evidencing payment upon the Collateral, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof. All payments received by Debtor or Secured Party with respect to the Collateral or any part thereof, at Secured Party's option, shall be deposited in a special account by Secured Party in the name of Debtor styled "Cash Collateral Account" and shall be applied by Secured Party as provided in Paragraph 12 hereof. The security interest created herein shall cover all funds in the Cash Collateral Account to secure payment of the Obligations.

If any Account Debtor of all or any part of the Collateral fails or refuses to make payment thereof when due, Secured Party is authorized, in its discretion, either in its own name or in the name of Debtor, to take such action, including, without limitation, the institution of legal action as Secured Party shall deem appropriate for the collection of the Collateral and any proceeds thereof with respect to which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of any of the Collateral or any proceeds thereof, nor shall it be under any duty whatever to anyone except to account for the funds that it shall actually receive hereunder. Furthermore, Secured Party shall have no duty to fix or preserve the rights against prior parties to the Collateral.

10.  Debtor further covenants and agrees to keep the Collateral insured in such amounts, against such risks and with such insurers as Secured Party may require. All such policies of insurance shall be written for the benefit of Secured Party and Debtor, as their interest may appear, including, without limitation, the designation of Secured Party as the loss payee and as an additional insured, and shall provide for at least twenty (20) days' prior written notice of cancellation to Secured Party. At the request of Secured Party, Debtor shall promptly furnish to Secured Party evidence of such insurance in form and content satisfactory to Secured Party. If Debtor fails to perform or observe any applicable covenants as to insurance on the Collateral contained or referred to herein, Secured Party may at its option obtain insurance on only Secured Party's interest in the Collateral with any premium thereby paid by Secured Party to become a part of the Obligations and to bear interest at a rate equal to the rate the loan contract will produce over its full term if each scheduled payment is paid on the date due, such rate to be charged from the date Secured Party advances funds to pay such premium until the amount of such premium is paid by Debtor to Secured Party. In the event Secured Party maintains such substitute insurance, the additional premium for such insurance shall be due and payable by Debtor to Secured Party in accordance with specific written notification delivered to Debtor by Secured Party or sent by Secured Party to Debtor. The obligation of Debtor to pay any such additional premium and any interest accruing thereon shall be secured by and entitled to all of the benefits of this Agreement. In the event Debtor should subsequently provide Secured Party with satisfactory evidence of maintenance by Debtor of required insurance, such substitute insurance obtained by Secured Party shall be cancelled, and appropriate adjustments and/or refunds shall be made by Secured Party in favor of Debtor. Debtor hereby grants Secured Party a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Secured Party and in all proceeds of such insurance and hereby appoints Secured Party its attorney-in-fact to endorse any check, or document that may be payable to Debtor in order to collect such refunds or proceeds. Any such sums collected by Secured Party shall be credited, except to the extent applied to the purchase by Secured Party of similar insurance, to any amounts then owing on the Obligations, and the balance, if any, shall be promptly refunded to Debtor.

11.  The term "default" as used herein, means the occurrence of an "Event of Default" under the Loan Agreement.

12.  Upon the occurrence of a default, in addition to any and all other rights and remedies which Secured Party may then have hereunder or under the Colorado version of the Uniform Commercial Code, as amended (hereafter called "Code") or other applicable laws or agreements, Secured Party at its option may: (i) declare the entire unpaid balance of principal of and all unpaid, accrued interest on any one or more of the Obligations immediately due and payable, without notice of any kind, including but not limited to, notice of intent to accelerate and notice of acceleration, demand, or presentment, which are hereby waived, except as otherwise expressly provided herein; (ii) require Debtor to assemble the Collateral and deliver it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; (iii) render unusable any equipment which may be part of the Collateral; (iv) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial or non-judicial procedure; (v) after notifications, if any, provided for in Paragraph 11 hereof, sell, lease, or otherwise dispose of, at the office of Secured Party, on the premises of Debtor or elsewhere, as chosen by Secured Party, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligations have been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (vi) at Secured Party's discretion, retain the Collateral in satisfaction of the Note or any other notes or other documents evidencing the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code; (vii) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral or any part thereof and Debtor hereby consents to any appointment; and/or (viii) buy the Collateral at any public sale or private sale as permitted by the Code and/or applicable law. Secured Party shall be entitled to apply the proceeds of any sale or other disposition of the Collateral in the following order: first to the payment of all of its reasonable expenses actually incurred in collecting such proceeds, including the reasonable costs actually expended for repossessing, foreclosing, storing, preparing for sale or selling the Collateral, including reasonable attorney's fees and legal expenses incurred by Secured Party in collection and next toward payment of the balance of the Obligations in such order and manner as Secured Party in its discretion may deem advisable. Secured Party shall account to Debtor for any surplus. If the proceeds are not sufficient to pay the Obligations in full, Debtor shall remain liable for any deficiency.

In the event of a default hereunder, in addition to all other remedies available to Secured Party, Secured Party shall have the right to enter upon the premises where the Collateral is located, take possession of the Collateral and remove the same with or without judicial process (if such taking without judicial process can be done lawfully and without breach of the peace), and Debtor does hereby expressly waive any right to any notice, legal process or judicial hearing prior to such taking of possession by Secured Party. Debtor understands that the right to prior notice and hearing is a valuable right and agrees to the waiver thereof as a part of the consideration for and as an inducement to Secured Party to extend credit now or hereafter to Debtor.

13.  Reasonable notification of the time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made shall be sent to Debtor and to any other person entitled under the Code to notice; provided, that if the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notifications, advertisement or other notice of any kind. It is agreed that notice mailed or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Paragraph 13.

14.  Should any part of the Collateral come into the possession of Secured Party, whether before or after default, Secured Party may use or operate the Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party in respect of the Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses incurred by Secured Party in connection with its custody, preservation, use or operation of the Collateral and all such expenses shall be a part of the Obligations. It is agreed, however, that the risk of accidental loss or damage to the Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance or to determine whether any insurance ever in force is adequate as to amount or as to the risk insured.

15.  All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other contract or document for the enforcement of the security interest created herein or the collection of any one or more of the Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. The failure of Secured Party at any time to assert or exercise any rights granted by this Agreement shall not render the Secured Party liable to any person concerned herein or deprive Secured Party of any rights granted herein. All rights of Secured Party hereunder may be assigned or transferred in whole or in part by Secured Party, as they deem advisable, and the rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. All obligations of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor.

16.  Should any part of the Obligations be payable in installments, the acceptance by Secured Party at any time and from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the default then existing. No waiver by Secured Party of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver. No delay or omission by Secured Party in exercising any right or power hereunder, or under any other documents executed by Debtor as security for or in connection with one or more of the Obligations, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Secured Party hereunder or under such other documents.

17.  If the Obligations or any part thereof are given in renewal or extension or applied toward the payment of indebtedness secured by a pledge, security agreement or other lien, Secured Party shall be, and is hereby, subrogated to all of the rights, titles, security interests and other liens securing the indebtedness so renewed, extended or paid.

18.  Consistent with the provisions of the Note, no provision of this Agreement, the Note and/or any other note, instrument or document executed by Debtor evidencing one or more of the Obligations is intended to or shall require or permit the holder to take, receive, collect, contract for or reserve, directly or indirectly, in money, goods or things in action, or in any other way, any greater interest, sum or value in excess of the maximum rate of interest permitted by the law in effect in the State of Colorado, federal law, or the governing laws of any other applicable jurisdiction, at the applicable date.

19.  This Agreement shall be not severable or divisible in any way but, it is specifically agreed that, if any provision should be invalid, the invalidity shall not affect the validity of the remainder of this Agreement. Secured Party and Debtor agree that the validity of this Agreement and all agreements and documents executed in connection with this Agreement shall, to the extent possible be governed by the laws of the State of Colorado.

20.  All written notices permitted or required to be given pursuant to this Agreement shall be effective if mailed or delivered to the party at the address shown at the top of this Agreement or at such other address previously designated in writing by a party hereto.

21.  A carbon, photographic or other reproduction of this Agreement or of any financing statement executed in connection with this transaction may be filed as a financing statement with any filing officer authorized to accept such filings under the Uniform Commercial Code as adopted in Colorado or any other state in the United States.

22.      Upon satisfaction of all obligations due from Debtor to Secured Party under the Note, Loan Agreement and all other instruments and/or documents securing the same, and upon written notification from Debtor to Secured Party that Debtor has terminated its right to request further advances, Debtor shall have the right to terminate the Loan Agreement, the Note and this Security Agreement and receive from Secured Party a release of any and all liens and security interests held by Secured Party and securing the repayment of the obligations. Upon such termination and satisfaction of all such conditions, Debtor may also file a termination statement for any financing statements filed pursuant to this Security Agreement.

Executed to be effective June 10, 2010.

Secured Party: TMG HOLDINGS COLORADO, LLC, a Texas limited liability company		Debtor: VERECLOUD, INC. a Nevada corporation
By:	/s/ Scott M. Schwartz	By:	/s/ Mike Cookson
Name:	Scott M. Schwartz	Name:	Mike Cookson
Its:	President	Its:	Chief Operating Officer